================================================================================

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

                            Dated as of June 11, 1998

                                      Among

                              MERRILL CORPORATION,
                             MERRILL/EXECUTECH, INC.
                    (F/K/A MERRILL ACQUISITION CORPORATION),

                                       And

                                EXECUTECH, INC.,
                         WORLD WIDE SCAN SERVICES, LLC,
                      THE SHAREHOLDERS OF EXECUTECH, INC.,

                                       And

                  THE MEMBERS OF WORLD WIDE SCAN SERVICES, LLC

================================================================================

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

      THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this "AGREEMENT") dated as of June 11, 1998 by and among MERRILL CORPORATION, a Minnesota corporation, MERRILL/EXECUTECH, INC. (f/k/a MERRILL ACQUISITION CORPORATION), a Minnesota corporation ("PURCHASE") and EXECUTECH, INC., a New York corporation ("EXECUTECH"), WORLD WIDE SCAN SERVICES, LLC, a Connecticut limited liability company ("WORLD WIDE"), THEODORE M. DAVIS and MICHAEL Z. SPERLING (all such entities and individuals are collectively referred to herein as the "PARTIES").

                                    RECITALS

      WHEREAS, the Parties entered into that certain Asset Purchase Agreement dated as of June 11, 1998 (the "ASSET PURCHASE AGREEMENT"; all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Asset Purchase Agreement, and all references herein to a particular "Section" shall be deemed to refer to a Section of the Asset Purchase Agreement unless stated otherwise to the contrary herein), pursuant to which Purchaser purchased substantially all of Executech's and World Wide's assets;

      WHEREAS, the Parties desire to delete in its entirety Exhibit 1.5 of said Asset Purchase Agreement and to replace same with a new Exhibit 1.5 in order to properly reflect certain modifications and corrections to the Allocation of Purchase Price, said allocation which is more fully described in Section 1.5 of the Asset Purchase Agreement;

      WHEREAS, the Parties are willing to make such modifications and corrections to the Exhibit 1.5 of the Asset Purchase Agreement, provided each shall execute and deliver this Agreement.

      NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

      SECTION 1.5 SUBSTITUTION OF EXHIBIT 1.5 Exhibit 1.5 in accordance with
Section 1.5 of the Asset Purchase Agreement--entitled Merrill Corporation Purchase Price Allocation/Opening Balance Sheet, Executech, Inc. and World Wide Scan dated 6/11/98--2:27PM CST, shall be deemed deleted in its entirety and replaced with a new Exhibit 1.5 in lieu thereof, a copy of which is annexed hereto and made a part hereof.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

MERRILL CORPORATION                      EXECUTECH, INC.

By:                                      By:
   ---------------------------------        ------------------------------------

Its:                                     Its:
    --------------------------------         -----------------------------------


MERRILL EXECUTECH, INC.                  WORLD WIDE SCAN SERVICES, LLC

By:                                      By:
   ---------------------------------        ------------------------------------

Its:                                     Its:
    --------------------------------         -----------------------------------


                                         ---------------------------------------
                                         Theodore M. Davis


                                         ---------------------------------------
                                         Michael Z. Sperling

                                    Sheet 1

Merrill Corporation
Purchase Price Allocation/Opening Balance Sheet
Executech, Inc. & World Wide Scan
3/16/99 10:12 AM CST

FINAL DETERMINATION

                                   E-Tech         WWS       Total
                               ----------------------------------
ASSETS PURCHASED:
----------------------------
Cash                               79,583      10,852      90,435     CLASS I
Accounts Receivable               529,620     217,430     747,050     CLASS III
Fixed Assets                      290,129     166,848     456,977     CLASS III
Value of Intangible Software      100,000                 100,000 (1) CLASS III
Deposits                           17,845      10,000      27,845     CLASS III
Leasehold Improvements              4,976      15,000      19,976     CLASS III
                               ----------------------------------
Total Assets Purchased          1,022,153     420,130   1,442,283
                               ==================================

LIABILITIES ASSUMED:
--------------------
Accounts Payable                  418,996     419,282     838,278
Accrued Expenses                    5,930                   5,930
Accrued Interest                    2,672                   2,672
Sales Tax Payable                  33,581      22,798      56,379
Retainer                                       20,883      20,883
                               ----------------------------------
Total Liabilities Assumed         461,179     462,963     924,142
                               ==================================

TOTAL CONSIDERATION:
--------------------
Cash                            2,675,000     525,000   3,200,000
Liabilities Assumed               461,179     462,963     924,142
                               ----------------------------------
                                3,136,179     987,963   4,124,142
                               ==================================

SECTION 197 ASSETS:
-------------------
Total                           2,114,026     567,833   2,681,859     CLASS IV
Covenant Not To Compete            15,000      10,000      25,000 (2)
                               ==================================
Goodwill                        2,099,026     557,833   2,656,859 (1)

Total CLASS I                      79,583      10,852      90,435
Total CLASS II                         --          --          --
Total CLASS III                   942,570     409,278   1,351,848
Total CLASS IV                  2,114,026     567,833   2,681,859
                               ==================================
                                3,136,179     987,963   4,124,142


                                     Page 1